Evergreen Asset Allocation Fund: Annual Report as of February 28, 2003, and March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULES OF INVESTMENTS
15	STATEMENTS OF ASSETS AND LIABILITIES
16	STATEMENTS OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
24	INDEPENDENT AUDITORS' REPORT
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the annual report for Evergreen Asset Allocation Fund, which contains financial statements covering the 12-month period ended February 28, 2003, and the one-month period ended March 31, 2003. This special report is being provided to you due to a change in the fund's fiscal year end from February 28 to March 31.

Market analysis

The past 12 months have been challenging for the equity markets, yet rewarding for many fixed income investors. As a result, many balanced portfolios have provided investors with solid relative performance in this volatile period. Not only did investors have to contend with an inconsistent economic recovery, but the geopolitical risks, and ultimately the war with Iraq, provided investors with an unusually large dose of uncertainty which pressured the financial markets. Corporate credibility also remained an issue for many investors throughout the past year, further eroding investor confidence. Bonds were led by the strength in Treasuries, whose traditional safe haven status attracted throngs of investors, at one point driving the yield on the 10-year Treasury bond below 3.6% despite a rising federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines in CDs, savings accounts, and money market funds, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the period began, optimism for a sustained economic recovery was pressured by weak data on manufacturing and corporate profits. Solid GDP in the first quarter of last year was quickly followed by fractional growth in the second quarter, and the growing accounting scandals took their toll on investors. First came Enron, then Arthur Andersen, Tyco and WorldCom. The weak economy in the second quarter resulted in lower-than-expected profits, and the saber rattling with Iraq increased as the September 11 anniversary approached. Throughout this period equities remained volatile as many investors sought the safety of U.S. Treasury bonds. Indeed, equities hit a five-year low in both July and October of last year. Stocks surged after each instance, yet the rallies each fizzled due to geopolitical and economic concerns. The Federal Reserve Board surprised investors with a larger-than-expected rate cut in November, yet this was not enough to convince equity investors that the end of the turmoil was imminent. As a result, equities finished 2002 mired in

LETTER TO SHAREHOLDERS continued

a trading range and bonds, particularly Treasuries, continued to benefit from the uncertainty.

Investors entered 2003 with renewed hope for a sustained economic recovery as stocks rose by more than 5% in the first few weeks of trading. Yet these gains were quickly lost as corporations were cautious in their outlooks during analyst conference calls and profit estimates were reduced, further pressuring equities. As tensions with Iraq increased, the Treasury market rose. Also, many corporate bonds performed well as investors became more comfortable with balance sheets and the steps taken to improve credibility. Once the war started, equities surged at the expense of Treasuries, while corporates and high yield bonds continued to outperform based on improving fundamentals.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 2.5%, supported by mild levels of personal consumption and a gradual improvement in business spending. The manufacturing sector may continue to inch along in the first half of the year, yet services should build on its under-appreciated strength from 2002. The outlook for inflation remains positive for consumers, yet businesses will only slowly regain pricing power, preventing the traditional EPS surge common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

These improving fundamentals, including solid productivity growth, should keep the Fed on the sidelines for most of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing-cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady, while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed's position on interest rates will likely limit gains in the Treasury market in 2003, the expected stability in rates during the first half may bode well for the mortgage market. Corporate bonds in the healthiest sectors should continue to generate gains, albeit more modest than those achieved last year. We believe the best total return

LETTER TO SHAREHOLDERS continued

opportunity for appropriate investors lies in the high yield market. After not having participated in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for competitive returns in the coming year. Many corporations have drastically cut costs throughout the period of economic weakness and are poised to increase margins. Revenues should also improve as clarity emerges on the geopolitical front. As a result, we continue to project operating earnings growth for companies in the Standard & Poor's 500 Index (S&P 500) of 8%. Considering interest rates, profits and inflation, we view equities as attractively priced and we maintain our year-end fair value range of 1000 to 1050 for the S&P 500. Without sufficient economic or corporate developments, we would be suspicious of further euphoric, war-related gains in excess of these levels.

As always, we encourage investors to remain dedicated to their long-term investment strategies. Proper diversification in balanced accounts is essential to limiting risk while seeking rewards. While the current environment is very challenging, we remind investors that the U.S. economy and the financial markets have a long history of adaptability and recovery. By focusing on the fundamentals, and not allowing oneself to be caught up in the day-to-day, news-related volatility, we continue to believe that the patient, long-term investor will be rewarded.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

Grantham, Mayo, Van Otterloo & Co. LLC

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 7/29/1996
	Class A	Class B	Class C	Class I
Class Inception Date	7/29/1996	10/3/2002	10/3/2002	10/3/2002

1-month return with sales charge	-6.42%	-5.67%	-2.80%	N/A

1-month return w/o sales charge	-0.70%	-0.70%	-0.82%	-0.60%

Average annual return*

1 year with sales charge	-11.56%	-10.87%	-8.21%	N/A

1 year w/o sales charge	-6.19%	-6.40%	-6.41%	-6.08%

5 year	2.20%	3.09%	3.17%	3.44%

Since portfolio inception	6.88%	7.80%	7.64%	7.86%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A. Historical performance for Class A prior to 10/3/2002 is based on the performance of Class III of the fund's predecessor fund, GMO Global Balanced Allocation Fund. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Classes I and III do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower. The advisor is waiving its advisory fee and reimbursing the fund for other expenses. Had the fee not been waived and expenses reimbursed, returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Asset Allocation Fund Class A shares,1 versus a similar investment in the GMO Global Balanced Index (GMOGBI), the Lehman Brothers Aggregate Bond Index (LBABI), the Morgan Stanley Capital International All-Country World Index Free ex-U.S. (MSCI ACWI Free), the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The GMOGBI, the LBABI, the MSCI ACWI Free and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying or selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class A shares had a total return of -3.16% for the 12-month period ended February 28, 2003, excluding any applicable sales charges. During the same period, the GMO Global Balanced Index (GMOGBI) returned -3.88%, the Lehman Brothers Aggregate Bond Index (LBABI) returned 9.91%, the Morgan Stanley Capital International All-Country Index Free excluding U.S. (MSCI ACWI Free) returned -16.33%, and the Standard & Poor's 500 Index (S&P 500) returned -22.68%, while the median return of funds in Lipper's global flexible portfolio classification was -11.11%. Lipper is an independent monitor of mutual fund performance.

We changed the fund's fiscal year end to March 31, rather than February 28. The fund's Class A shares returned -0.70% for the one-month period ended March 31, 2003, excluding any applicable sales charges. During that month, the GMOGBI returned -0.70%, the LBABI returned -0.08%, the MSCI ACWI Free returned -1.94%, and the S&P 500 returned 0.97%, while the median return of funds in the Lipper global flexible portfolio classification was 0.09%.

What were the principal factors affecting performance during the period?

Clearly, a bear market for stocks affected markets throughout the world, with the S&P 500 Index, reflecting the performance of U.S. stocks, losing almost 23% and the MSCI ACWI Free falling about 20%. The biggest factor responsible for these market declines was the continuing unwinding of the excesses associated with the speculative bubble of the late 90s. The root cause for these market declines was the high valuation of stocks in general. While global events may have influenced the timing and accelerated the speed of the market movement, the fundamental issue was the value of equities in markets throughout the world. We were prepared for this event and had the fund positioned accordingly.

PORTFOLIO CHARACTERISTICS
(as of 3/31/2003)

Total Net Assets	$106,101,244

Number of Holdings	15

Beta	0.32

R-squared	0.62

P/E Ratio	17.6x

How did you make asset allocation decisions?

The fundamental premise driving our process is that in the long run, valuations of all asset classes will revert to their fair values.

Our discipline is based upon a determination of the fair value of different asset classes around the world. We then overweight the undervalued asset classes and underweight the overvalued classes. When we look at equities, we try to determine whether their valuations are consistent with the expectation of a reasonable return from a corporation's assets. In looking at equity markets, we analyze pricing relative to normalized earnings, looking for markets where equities are trading cheaply versus sustainable levels of profit and growth. When we look at fixed income assets, we analyze bond yields in relation to expected rates of inflation.

We believe that while world events, such as the war in Iraq, can influence short-term results, in the long-term cheaper assets will

PORTFOLIO MANAGER INTERVIEW continued

produce better investment results than expensive assets. When we make allocation decisions, we move assets within a family of mutual funds managed by the fund's subadvisor, Grantham, Mayo, Van Otterloo & Co. LLC. Our determination of the valuations of assets influences our decisions about the funds in which we invest. On March 31, 2003, for example, we had invested in 15 of the 21 eligible mutual funds.

PORTFOLIO COMPOSITION
(as a percentage of 3/31/2003 portfolio assets)

International Equities	34.6%

Fixed Income	34.3%

U.S. Equities	28.9%

Short-term investments	2.2%

What were your principal strategies during the period with respect to equities?

We started the period in a defensive posture because of our belief that equities were overvalued and that fixed income assets were undervalued. As a result, we underweighted equities and overweighted fixed income assets by 8-to-9 percentage points over our internal benchmark. That benchmark is derived from indexes reflecting U.S. stocks, foreign stocks and fixed income assets. As equity markets fell throughout the year, we gradually reduced our overweight position in fixed income to about 2 percentage points.

We also changed our posture with respect to real estate investment trusts (REITs), which constitute part of the overall equity allocation. We began the period with an overweight position of approximately 8 percentage points in REITs. We believe that REITs, while trading like equities, tend to perform differently than stocks and tend to be at their cheapest when the stock market is most expensive. As stock prices fell during the period, REITs outperformed the equity market. Gradually, we have reduced the overweight position in the real estate investment trusts to about 3 1/2% percentage points by March 31.

The other noteworthy change we made within our equity allocation was in non-U.S. stocks. During the period, foreign equities went from being reasonably valued, when compared to U.S. stocks, to being undervalued on an absolute basis. Consequently, we have raised the fund's overweighted position in international stocks to 34.6 percentage points. Within our international allocation, we have tended to emphasize emerging market equities and small- and mid-cap stocks in developed nations because of their attractive valuations.

Our overall equity position, in both domestic stocks and in foreign stocks, includes about 60% value stocks and about 40% growth stocks. This is a shift from our previous position, at the start of the fiscal year, of being invested almost exclusively in value stocks.

What were your strategies with respect to fixed income assets?

In our management of fixed income assets, we make a variety of decisions: cash versus

PORTFOLIO MANAGER INTERVIEW continued

bonds; U.S. versus international; inflation-indexed vs. traditional bonds, and emerging market debt versus developed nation's debt. We invest in no lower-rated, high-yielding domestic corporate bonds. The great majority of our bond assets are in high-quality, government bonds. In the U.S., we concentrate on Treasuries, agencies and asset-backed securities. Our fixed income funds tend to have durations -- or sensitivity to interest rate changes -- very close to their external market indices. As a consequence, we lower or increase the fund's sensitivity to interest rate changes by increasing or decreasing the allocation to cash instead of longer-term bonds.

During the period, we tended to overweight emerging market debt, non-U.S. developed market bonds, and TIPS (Treasury Inflation-Protected Securities), or inflation-linked government bonds. Since the fall of 2002, we also have moderately overweighted the fund's cash position because we became increasingly concerned that at recent low interest rates, bonds did not offer very good value in relation to the risk of inflationary increases over the next several years. We think the risks of moderate inflationary increases over the next five-to-10 years are greater than the overall fixed income market anticipates.

We emphasized foreign bonds because they offered somewhat higher yields than U.S. bonds, while the risks of inflationary increases outside the United States were somewhat lower. In addition, we believed the U.S. dollar was vulnerable to losing value on international currency gains relative to the currencies of other developed nations.

TOP 10 HOLDINGS
(as a percentage of 3/31/2003 net assets)

GMO U.S. Core Fund	20.6%

GMO Domestic Bond Fund	9.4%

GMO Core Plus Bond Fund	8.8%

GMO Emerging Markets Fund	7.9%

GMO International Intrinsic Value Fund	7.5%

GMO International Small Companies Fund	5.8%

GMO Currency Hedged International Equity Fund	5.7%

GMO Inflation Indexed Bond Fund	5.6%

GMO International Growth Fund	5.4%

GMO Global Hedged Equity Fund	3.4%

What is your investment outlook?

We think the bear market in U.S. equities may not be over and we have continued to position the portfolio to guard against further declines in domestic stock prices.

Despite the sustained drop in equity markets during the past three years, we still believe U.S. stock prices are about 20% overvalued. In contrast, non-U.S. stocks appear to be about 15% below their fair value. After the strong bond market rally of recent months, we believe traditional domestic high grade bonds are 8% above fair value.

As a consequence, we have substantially overweighted international stocks, because we think they are the only inexpensive asset class available. We have significantly under-weighted U.S. stocks, which are the most expensive assets. While we have slightly overweighted fixed income, we have de-emphasized traditional bonds and over-weighted both cash and inflation-indexed bonds, which give the portfolio greater defensive protection against increases in inflation.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31, 2003[1,2]	Year Ended February 28,
		2003	2002[2]	2001	2000	1999
CLASS A3
Net asset value, beginning of period	$9.98	$10.77	$10.80	$10.78	$10.51	$11.87
Income from investment operations
Net investment income (loss)	-0.01	0.16	0.43	0.47	0.44	0.31
Net realized and unrealized gains or losses on investments	-0.06	-0.49	0.04	0.60	0.91	-0.54
Total from investment operations	-0.07	-0.33	0.47	1.07	1.35	-0.23
Distributions to shareholders from
Net investment income	0	-0.42	-0.50	-0.82	-0.43	-0.57
Net realized gains	0	-0.04	0	-0.23	-0.65	-0.56
Total distributions to shareholders	0	-0.46	-0.50	-1.05	-1.08	-1.13
Net asset value, end of period	$9.91	$9.98	$10.77	$10.80	$10.78	$10.51
Total return[4]	-0.70%	-3.16%	4.43%	10.12%	12.77%	-2.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$25,019	$13,879	$130,926	$112,704	$119,075	$127,600
Ratios to average net assets
Expenses[5,6]	1.16%[7]	0.02%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss)	-1.12%[7]	2.51%	4.00%	4.13%	4.18%	2.50%
Portfolio turnover rate	0%	28%	16%	26%	26%	10%

1.  For the one month ended March 31, 2003. The fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

2.  Net investment income (loss) per share is based on average shares outstanding during the period.

3.  As of the close of business on October 2, 2002, Evergreen Asset Allocation Fund acquired the net assets of GMO Global Balanced Allocation Fund ("GMO Fund"). GMO Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to October 3, 2002 are those of GMO Fund Class III.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6.  Excludes expenses incurred indirectly through investment in underlying funds

7.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended	Year Ended
	March 31, 2003[1,2]	February 28, 2003[2,3]
CLASS B
Net asset value, beginning of period	$9.94	$10.00
Income from investment operations
Net investment loss	-0.01	-0.06
Net realized and unrealized gains or losses on investments	-0.06	0.28
Total from investment operations	-0.07	0.22
Distributions to shareholders from
Net investment income	0	-0.28
Net asset value, end of period	$9.87	$9.94
Total return[4]	-0.70%	2.17%
Ratios and supplemental data
Net assets, end of period (thousands)	$43,477	$23,364
Ratios to average net assets
Expenses[5,6]	1.89%[7]	1.88%[7]
Net investment loss	-1.85%[7]	-1.46%[7]
Portfolio turnover rate	0%	28%

1.  For the one month ended March 31, 2003. The fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

2.  Net investment loss per share is based on average shares outstanding during the period.

3.  For the period from October 3, 2002 (commencement of class operations), to February 28, 2003.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6.  Excludes expenses incurred indirectly through investment in underlying funds

7.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended	Year Ended
	March 31, 2003[1,2]	February 28, 2003[2,3]
CLASS C
Net asset value, beginning of period	$9.80	$10.00
Income from investment operations
Net investment loss	-0.01	-0.07
Net realized and unrealized gains or losses on investments	-0.07	0.30
Total from investment operations	-0.08	0.23
Distributions to shareholders from
Net investment income	0	-0.43
Net asset value, end of period	$9.72	$9.80
Total return[4]	-0.82%	2.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$22,566	$12,306
Ratios to average net assets
Expenses[5,6]	1.90%[7]	1.86%[7]
Net investment loss	-1.86%[7]	-1.76%[7]
Portfolio turnover rate	0%	28%

1.  For the one month ended March 31, 2003. The fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

2.  Net investment loss per share is based on average shares outstanding during the period.

3.  For the period from October 3, 2002 (commencement of class operations), to February 28, 2003.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6.  Excludes expenses incurred indirectly through investment in underlying funds

7.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended	Year Ended
	March 31, 2003[1,2]	February 28, 2003[3]
CLASS I
Net asset value, beginning of period	$9.98	$10.00
Income from investment operations
Net investment income (loss)	-0.01	0.29
Net realized and unrealized gains or losses on investments	-0.05	-0.05
Total from investment operations	-0.06	0.24
Distributions to shareholders from
Net investment income	0	-0.26
Net asset value, end of period	$9.92	$9.98
Total return	-0.60%	2.41%
Ratios and supplemental data
Net assets, end of period (thousands)	$15,039	$22
Ratios to average net assets
Expenses[4,5]	0.91%[6]	0.91%[6]
Net investment income (loss)	-0.87%[6]	7.00%[6]
Portfolio turnover rate	0%	28%

1.  For the one month ended March 31, 2003. The fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

2.  Net investment loss per share is based on average shares outstanding during the period.

3.  For the period from October 3, 2002 (commencement of class operations), to February 28, 2003.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Excludes expenses incurred indirectly through investment in underlying funds

6.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003

	Shares	Value

MUTUAL FUND SHARES 91.4%
FIXED INCOME 32.1%
GMO Core Plus Bond Fund	943,333	$ 9,376,733
GMO Domestic Bond Fund	987,240	9,921,762
GMO Emerging Country Debt Fund	256,346	2,494,245
GMO Global Hedged Equity Fund	377,929	3,620,558
GMO Inflation Indexed Bond Fund	512,751	5,912,018
GMO International Bond Fund	269,364	2,690,949
GMO Short-Term Income Fund	879	7,645
34,023,910
INTERNATIONAL EQUITY 32.3%
GMO Currency Hedged International Equity Fund	1,112,742	6,019,935
GMO Emerging Markets Fund	992,350	8,434,974
GMO International Growth Fund	345,395	5,743,920
GMO International Intrinsic Value Fund	503,318	7,992,697
GMO International Small Companies Fund	650,750	6,104,033
34,295,559
U.S. EQUITY 27.0%
GMO Real Estate Fund	326,936	3,504,754
GMO Small Cap Value Fund	339,240	3,358,476
GMO U.S. Core Fund	2,193,664	21,826,960
28,690,190
Total Mutual Fund Shares		97,009,659
SHORT-TERM INVESTMENTS 2.1%
MUTUAL FUND SHARES 2.1%
Evergreen Institutional Money Market Fund (o)	2,245,674	2,245,674
Total Investments (cost $99,894,945) 93.5%		99,255,333
Other Assets and Liabilities 6.5%		6,845,911
Net Assets 100.0%		$ 106,101,244
(o) Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

February 28, 2003

	Shares	Value

MUTUAL FUND SHARES 87.7%
FIXED INCOME 30.1%
GMO Core Plus Bond Fund	358,305	$ 3,565,138
GMO Domestic Bond Fund	421,893	4,252,683
GMO Emerging Country Debt Fund	171,614	1,633,766
GMO Global Hedged Equity Fund	178,811	1,721,949
GMO Inflation Indexed Bond Fund	231,134	2,708,893
GMO International Bond Fund	103,878	1,032,545
GMO Short-Term Income Fund	879	7,628
14,922,602
INTERNATIONAL EQUITY 30.9%
GMO Currency Hedged International Equity Fund	457,449	2,534,266
GMO Emerging Markets Fund	435,392	3,840,153
GMO International Growth Fund	146,381	2,463,591
GMO International Intrinsic Value Fund	222,178	3,583,735
GMO International Small Companies Fund	302,695	2,875,604
15,297,349
U.S. EQUITY 26.7%
GMO Real Estate Fund	151,272	1,586,842
GMO Small Cap Value Fund	201,950	1,981,129
GMO U.S. Core Fund	969,143	9,672,047
13,240,018
Total Mutual Fund Shares		43,459,969
SHORT-TERM INVESTMENTS 2.6%
MUTUAL FUND SHARES 2.6%
Evergreen Institutional Money Market Fund (o)	1,299,105	1,299,105
Total Investments (cost $45,295,376) 90.3%		44,759,074
Other Assets and Liabilities 9.7%		4,812,248
Net Assets 100.0%		$ 49,571,322
(o) Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

	March 31,	February 28,
	2003	2003

Assets
Identified cost of investments	$ 99,894,945	$ 45,295,376
Net unrealized losses on investments	(639,612)	(536,302)

Market value of investments	99,255,333	44,759,074
Receivable for Fund shares sold	7,324,611	4,733,719
Dividends receivable	2,532	1,325
Receivable from investment advisor	0	2,495
Prepaid expenses and other assets	109,736	102,982

Total assets	106,692,212	49,599,595

Liabilities
Payable for Fund shares redeemed	565,370	9,914
Advisory fee payable	365	0
Distribution Plan expenses payable	1,935	3,005
Due to other related parties	281	382
Accrued expenses and other liabilities	23,017	14,972

Total liabilities	590,968	28,273

Net assets	$ 106,101,244	$ 49,571,322

Net assets represented by
Paid-in capital	$ 106,741,173	$ 50,107,941
Accumulated net realized losses on investments	(317)	(317)
Net unrealized losses on investments	(639,612)	(536,302)

Total net assets	$ 106,101,244	$ 49,571,322

Net assets consists of
Class A	$ 25,018,704	$ 13,879,104
Class B	43,477,247	23,364,204
Class C	22,566,003	12,305,563
Class I	15,039,290	22,451

Total net assets	$ 106,101,244	$ 49,571,322

Shares outstanding
Class A	2,524,793	1,391,207
Class B	4,406,897	2,350,724
Class C	2,320,752	1,256,293
Class I	1,515,582	2,249

Net asset value per share
Class A	$ 9.91	$ 9.98
Class A -- Offering price (based on sales charge of 5.75%)	$ 10.51	$ 10.59
Class B	$ 9.87	$ 9.94
Class C	$ 9.72	$ 9.80
Class C -- Offering price (based on sales charge of 1.00%)	$ 9.82	$ 9.90
Class I	$ 9.92	$ 9.98

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

	Year Ended	Year Ended
	March 31,	February 28,
	2003(a)	2003

Investment income
Dividends from investment company shares	$ 2,527	$ 1,835,837

Expenses
Advisory fee	30,046	18,509
Distribution Plan expenses
Class A	3,841	3,318
Class B	25,149	14,910
Class C	12,540	8,818
Administrative services fee	6,009	3,702
Transfer agent fee	11,589	5,283
Trustees' fees and expenses	846	919
Printing and postage expenses	7,936	9,355
Custodian fee	1,382	12,538
Registration and filing fees	17,968	15,939
Professional fees	2,108	27,746
Other	1,414	4,554

Total expenses	120,828	125,591
Less: Expense reductions	(30)	(23)
Fee waivers and expense reimbursements	(25,185)	(63,185)

Net expenses	95,613	62,383

Net investment income (loss)	(93,086)	1,773,454

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Sales of investment company shares	0	(4,555,001)
Capital gain distributions from investment company shares	0	302,141

Net realized gains or losses on investments	0	(4,252,860)
Net change in unrealized gains or losses on investments	(103,310)	1,938,831

Net realized and unrealized gains or losses on investments	(103,310)	(2,314,029)

Net decrease in net assets resulting from operations	$ (196,396)	$ (540,575)

(a) For the one month ended March 31, 2003. The fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended		Year Ended
	March 31, 2003(a)		February 28, 2003(b)

Operations
Net investment income (loss)		$ (93,086)		$ 1,773,454
Net realized gains or losses on
investments		0		(4,252,860)
Net change in unrealized gains or
losses on investments		(103,310)		1,938,831

Net decrease in net assets resulting
from operations		(196,396)		(540,575)

Distributions to shareholders from
Net investment income
Class A		0		(2,196,738)
Class B		0		(4,094)
Class C		0		(6,733)
Class I		0		(108)
Net realized gains
Class A		0		(474,644)

Total distributions to shareholders		0		(2,682,317)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,195,659	11,880,552	2,953,583	31,515,194
Class B	2,087,319	20,617,737	2,376,847	23,836,594
Class C	1,071,633	10,462,267	1,256,840	12,453,300
Class I	1,513,333	14,757,153	2,241	22,631

		57,717,709		67,827,719

Net asset value of shares issued in
reinvestment of distributions
Class A	0	0	241,406	2,544,290
Class B	0	0	386	3,902
Class C	0	0	672	6,690
Class I	0	0	8	82

		0		2,554,964

Automatic conversion of Class B
shares to Class A shares
Class A	4,512	44,851	2,385	23,776
Class B	(4,530)	(44,851)	(2,392)	(23,776)

		0		0

Payment for shares redeemed
Class A	(66,585)	(659,398)	(13,960,530)	(148,262,006)
Class B	(26,616)	(261,948)	(24,117)	(240,643)
Class C	(7,174)	(70,045)	(1,219)	(11,887)

		(991,391)		(148,514,536)

Net increase (decrease) in net
assets resulting from capital share
transactions		56,726,318		(78,131,853)

Total increase (decrease) in net assets		56,529,922		(81,354,745)
Net assets
Beginning of period		49,571,322		130,926,067

End of period		$ 106,101,244		$ 49,571,322

Undistributed net investment income		$ 0		$ 0

(a) For the one month ended March 31, 2003. The fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.
(b) For Classes B, C and I, for the period from October 3, 2002 (commencement of class operations), to February 28, 2003.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended
	February 28, 20021

Operations
Net investment income		$ 4,661,808
Net realized losses on investments		(554,872)
Net change in unrealized gains or losses on investments		1,302,323

Net increase in net assets resulting from operations		5,409,259

Distributions to shareholders from net investment income - Class A		(5,364,302)

	Shares
Capital share transactions
Proceeds from shares sold -- Class A	1,956,453	20,845,851
Net asset value of shares issued in reinvestment of distributions -- Class A	472,191	4,972,168
Payment for shares redeemed -- Class A	(713,698)	(7,641,404)

Net increase in net assets resulting from capital share transactions		18,176,615

Total increase in net assets		18,221,572
Net assets
Beginning of period		112,704,495

End of period		$ 130,926,067

Undistributed net investment income		$ 12,274

[1] As of the close of business on October 2, 2002, Evergreen Asset Allocation Fund acquired the net assets of GMO Global Balanced Allocation Fund ("GMO Fund"). GMO Fund was the accounting and performance survivor in this transaction.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Asset Allocation Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund operates as a "fund of funds" which invests in shares of GMO-managed mutual funds ("underlying funds"). Each underlying fund's accounting policies are outlined in the underlying fund's financial statements, which are available upon request.

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

As of the close of business on October 2, 2002, the net assets of GMO Global Balanced Allocation Fund ("GMO Fund"), a series of GMO Trust, were acquired by the Fund in exchange for shares of the Fund. Class III shares of GMO Fund received Class A shares of the Fund. As GMO Fund contributed the majority of the net assets and shareholders to the Fund, the accounting and performance history of GMO Fund has been carried forward.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Investments in the underlying funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Short-term investments in other mutual funds are also valued at net asset value. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

b. Repurchase agreements

Investments pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund's name until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of

NOTES TO FINANCIAL STATEMENTS continued

the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Investment transactions and investment income

Investment transactions are recorded no later than one business day after the trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on the identified cost basis.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to the application of differing tax and financial reporting periods due to a reorganization.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.50% of the Fund's average daily net assets. Prior to October 3, 2002, Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") served as the investment advisor to the Fund and was not paid an advisory fee but received advisory and shareholder service fees from the underlying funds in which the predecessor fund invested.

GMO is the sub-advisor to the Fund. GMO does not receive a direct fee from the Fund for its services. However, the Fund incurs fees and expenses indirectly as a shareholder of the underlying GMO-managed funds, including its indirect share of management or other fees paid to GMO.

NOTES TO FINANCIAL STATEMENTS continued

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

During the year ended March 31, 2003 and the year ended February 28, 2003, fees waived, expenses reimbursed and total amounts subject to recoupment were as follows:

		% of		% of	Available
	Fees	Average Daily	Expenses	Average Daily	Recoupment
	Waived	Net Assets	Reimbursed	Net Assets	Amount

Year ended March 31, 2003*	$25,185	0.42%	$ 0	0.00%	$53,653
Year ended February 28, 2003	18,509	0.02%	44,676	0.06%	28,468

* For the one month ended March 31, 2003. The fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets. Prior to October 3, 2002, the Fund's predecessor fund did not pay an administrative fee.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 2003 for all Class A shares in the Evergreen fund family. Class III shares of the Fund's predecessor fund did not pay a distribution fee.

NOTES TO FINANCIAL STATEMENTS continued

5. INVESTMENTS TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were:

	Cost of	Proceeds
	Purchases	from Sales

Year ended March 31, 2003*	$ 53,653,000	$ 0
Year ended February 28, 2003	80,748,069	19,649,285

* For the one month ended March 31, 2003. The fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

The aggregate cost of investments, gross unrealized appreciation and depreciation and net unrealized depreciation for federal income tax purposes was as follows:

		Unrealized	Unrealized	Net Unrealized
	Tax Cost	Appreciation	Depreciation	Depreciation

Year ended March 31, 2003*	$99,895,262	$259,679	$899,608	$639,929
Year ended February 28, 2003	45,295,693	222,279	758,898	536,619

* For the one month ended March 31, 2003. The fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the one month ended March 31, 2003 and the year ended February 28, 2003, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2003 and February 28, 2003, the components of distributable earnings on a tax basis consisted of unrealized depreciation in the amount of $639,929 and $536,619, respectively.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales.

For the one month ended March 31, 2003, the Fund paid no distributions. The tax character of distributions paid for the year ended February 28, 2003 was $2,207,673 of ordinary income and $474,644 of long-term capital gain.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. During the one month ended March 31, 2003 and the year ended February 28, 2003, the Fund received expense reductions from expense offset arrangements of $30 and $23, respectively, which represents 0.00% (annualized) and 0.00%, respectively, of its average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the one month ended March 31, 2003 and the year ended February 28, 2003, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Evergreen Asset Allocation Fund, a series of Evergreen Equity Trust, as of March 31, 2003 and February 28, 2003, and the related statements of operations and changes in net assets and the financial highlights for the one-month period ended March 31, 2003 and the year or periods ended February 28, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended February 28, 2002 and the financial highlights for each of the years in the four-year period ended February 28, 2002 were audited by other auditors whose report thereon, dated April 8, 2002, expressed an unqualified opinion on the statement of changes in net assets and on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 and February 28, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Asset Allocation Fund, as of March 31, 2003 and February 28, 2003, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
May 2, 2003

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566389   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034